Morgan Stanley Prime Income Trust
LETTER TO THE SHAREHOLDERS / / SEPTEMBER 30, 2002

Dear Shareholder:
The 12-month period ended September 30, 2002, began with the U.S. economy in the doldrums. The September 11, 2001, terrorist attacks made a bad situation worse, causing a sharp drop in investor confidence. Business activity came to a standstill nationwide and across industries. The market seemed to recover its footing toward the end of 2001 as investors' expectations turned to imminent recovery for the U.S. economy and, as a result, for corporate profits. The equity markets also appeared to stabilize during that time and through the first few months of 2002, which provided further support to the credit markets. The bond markets were very strong in the early part of 2002 as investors sought attractive yields in what appeared to be a stabilizing environment.

The market suffered another reversal in the spring, however, when a string of high-profile accounting scandals began to seriously erode investor confidence in public companies. This reversal and the slowing U.S. economy had a depressing effect on the senior loan market. The effects of increasing corporate defaults -- which have tripled over the past two years -- and the worst credit market since the early 1990s pushed the pricing of a number of senior loans lower.

Loan Syndication Overview
Although senior loans continued to suffer from the uncertainty and illiquidity that followed the terrorist attacks, there appeared to be a bottoming in November 2001. The senior-loan market stabilized and then improved throughout the first and into the second calendar quarters of 2002. The senior-loan market initially benefited from a more-positive economic outlook as well as from improvement in the capital markets through May 2002. Signs of an improving economy and higher asset valuations in general bolstered the capital markets. The prospect of the Fed moving to a tighter monetary policy also helped spur the early-2002 rebound.

The third calendar quarter, however, brought more bad news than the senior-loan market had anticipated. A seemingly endless stream of events, including more reports of accounting fraud, investment-grade defaults and economic uncertainty, as well as the prospect of war with Iraq, combined to reverse many of the gains achieved by the capital markets during the first half of the year.

New-issue volume for leveraged loans was anemic during the latter half of 2001, particularly in the fourth calendar quarter, though it increased significantly during the first half of 2002. For the 12 months ended September 30, 2002, new-issue volume increased nearly 73 percent over the prior 12-month period. The volume, which was concentrated in the first half of calendar year 2002, was generally fueled by refinancings, as well as by issuers extending maturities and fixing interest rates at levels not seen in decades.

Morgan Stanley Prime Income Trust
LETTER TO THE SHAREHOLDERS / / SEPTEMBER 30, 2002 CONTINUED

Default rates remained high during the second half of 2001, peaking at close to
9.15 percent by year-end and appearing to have plateaued just below that level. An improved economic environment and lower interest costs helped leveraged companies regain some strength. The default rate for speculative-grade issuers on a trailing 12-month basis, however, rose to 11.41 percent as of September 30, 2002. Corporate debt issued with investment-grade ratings and subsequently downgraded to high yield has been the single greatest factor contributing to the increase in the corporate default rate during 2002. Although the Trust does not invest in these unsecured loans, the overall market impact has been severe. The increased supply and demand imbalance in the already illiquid market has led to continued downward pressure.

Performance and Portfolio Strategy
For the 12-month period ended September 30, 2002, Morgan Stanley Prime Income Trust returned -2.30 percent. The Trust's net asset value (NAV) declined from $8.62 to $8.01 per share during this period. The decline in the Trust's NAV was broadly spread across the portfolio, and derived in part from an increased level of defaults in the portfolio and the general fall in loan prices, as the perception of risk in corporate debt rose during the last part of the period under review.

The Trust seeks to provide a high level of current income consistent with the preservation of capital by investing its assets primarily in senior loans, which generally pay interest at rates that float or are reset at a margin above a generally recognized base-lending rate, such as LIBOR or other base lending rates used by commercial lenders.

The Trust continues to place a premium on strict credit analysis when evaluating potential investments for the portfolio. The Trust seeks investments in industries and issuers with strong asset coverage, justified market positions and sufficient liquidity, as well as strong overall capital structures. We believe that this approach has enabled the Trust to identify value in the distressed market that emerged from the recent weak economic environment. We believe that a well-diversified portfolio will provide the best value for investors. On September 30, 2002, the Trust had exposure to approximately 167 issuers across more than 72 industries.

Looking Ahead
We are cautiously optimistic that the United States may experience a sustainable economic recovery and that inflation may remain in check. This scenario should be positive for the senior-loan asset class and allow issuers to continue to improve their balance sheets in a lower interest-rate environment.

Morgan Stanley Prime Income Trust
LETTER TO THE SHAREHOLDERS / / SEPTEMBER 30, 2002 CONTINUED

Our long-term outlook for the senior loan asset class is positive. Corporate earnings have exhibited steady improvement, and corporate default rates seem, in our view, to have peaked. We believe that the Federal Reserve's strategy will, in time, begin to favor tighter monetary policy, which could result in higher interest rates on senior loans. Furthermore, positive credit events and a stronger economy could lead to improved valuations in the senior-loan market. The Trust is typically not adversely affected by rising interest rates. With most fixed-income funds, rising interest rates mean lower bond prices and lower returns. With senior-loan funds, however, the interest that corporations pay on bank loans readjusts soon after interest-rate changes, which means rising rates don't typically hurt such funds.

We will continue to monitor credit conditions carefully in the senior-loan sector in general and the credit quality of our portfolio in particular. In addition, we will continue to scrutinize the financial position of the Trust's borrowers and uphold our strict screening process for credit approval, both for the positions owned and for potential investments.

We appreciate your ongoing support of Morgan Stanley Prime Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT AND CEO

Annual Householding Notice
To reduce printing and mailing costs, the Trust attempts to eliminate duplicate mailings to the same address. The Trust delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE        VALUE

----------------------------------------------------------------------------------------------------------

             Senior Collateralized Term Loans (a) (95.3%)
             ADVERTISING/MARKETING SERVICES (0.7%)
 $ 9,925     Adams Outdoor Advertising Ltd.....................       5.36%       02/08/08  $    9,968,472
                                                                                            --------------
             AEROSPACE & DEFENSE (2.6%)
   6,565     Alliant Techsystems Inc...........................       4.06        04/20/09       6,587,977
   2,955     DRS Technologies Inc..............................    4.76 - 5.16    09/30/08       2,974,748
  12,502     The Fairchild Corporation.........................    4.93 - 5.05    04/30/06      12,314,689
   4,988     The Titan Corp....................................    4.74 - 6.75    06/30/09       5,004,354
   9,475     United Defense Industries, Inc....................       4.57        08/13/09       9,486,723
                                                                                            --------------
                                                                                                36,368,491
                                                                                            --------------
             AIR FREIGHT/COURIERS (1.8%)
   7,976     Erickson Air-Crane Co., LLC.......................       6.75        12/31/04       7,417,505
  12,218     Evergreen International Aviation, Inc.............       7.82        05/07/03      11,424,357
   6,297     Evergreen International Aviation, Inc.............       5.86        05/02/04       5,887,448
                                                                                            --------------
                                                                                                24,729,310
                                                                                            --------------
             APPAREL/FOOTWEAR (0.9%)
  24,799     American Marketing Industries, Inc. (d)...........       7.50        04/01/04       7,439,684
   4,814     Arena Brands, Inc.................................    6.06 - 8.50    06/02/03       4,554,732
     713     Arena Brands, Inc. (Revolver).....................    6.11 - 8.00    06/02/03         674,648
                                                                                            --------------
                                                                                                12,669,064
                                                                                            --------------
             AUTO PARTS - O.E.M. (2.6%)
   9,750     Amcan Consolidated Technologies Corp..............       6.06        03/28/07       9,311,250
   3,104     J.L. French Automotive Castings, Inc..............    5.63 - 5.85    10/21/06       2,684,610
  13,511     Polypore Inc......................................       5.63        12/31/06      13,531,812
   1,436     Tenneco, Inc......................................       5.83        11/04/07       1,361,457
   1,436     Tenneco, Inc......................................       6.08        05/04/08       1,361,457
   9,043     Transportation Technologies Industries, Inc.......    5.76 - 6.07    03/31/07       8,153,899
                                                                                            --------------
                                                                                                36,404,485
                                                                                            --------------
             AUTOMOTIVE AFTERMARKET (0.4%)
   7,806     Exide Corp. (d)...................................    7.09 - 7.11    03/18/05       3,386,045
   1,880     Safelite Glass Corp...............................    5.31 - 5.81    09/30/07       1,832,807
                                                                                            --------------
                                                                                                 5,218,852
                                                                                            --------------
             BANKING (0.6%)
   8,400     GSB Guarantor Corp................................    4.82 - 4.87    12/20/02       8,358,000
                                                                                            --------------
             BEVERAGES - NON-ALCOHOLIC (0.7%)
   9,168     The American Bottling Co..........................       4.56        10/07/07       9,183,361
                                                                                            --------------
             BROADCAST/MEDIA (0.5%)
   7,456     Susquehanna Media Co..............................    4.32 - 5.06    06/30/08       7,493,547
                                                                                            --------------
             CABLE/SATELLITE TV (5.4%)
   4,000     Century Cable Holdings, LLC.......................       6.75        06/30/09       2,892,480

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE         VALUE

----------------------------------------------------------------------------------------------------------

 $25,000     Century Cable Holdings, LLC.......................       6.75%       12/31/09  $   18,020,750
   7,935     Charter Communications Operating, LLC.............       4.61        03/18/08       6,963,855
   9,887     Charter Communications Operating, LLC.............       4.61        09/18/08       8,694,906
   9,305     Classic Cable, Inc................................       7.00        01/31/08       7,444,301
  13,500     Insight Midwest Holdings, LLC.....................       4.56        12/31/09      12,930,030
  10,000     MCC Iowa LLC......................................       4.35        09/30/10       9,663,800
   5,000     Olympus Cable Holdings, LLC.......................       6.75        09/30/10       4,038,450
   7,485     RCN Corp..........................................       7.00        06/03/07       4,229,025
                                                                                            --------------
                                                                                                74,877,597
                                                                                            --------------
             CASINO/GAMING (0.7%)
   9,950     Alliance Gaming Corp..............................       5.36        12/31/06      10,024,625
                                                                                            --------------
             CELLULAR TELEPHONE (3.9%)
   3,781     American Cellular Corp............................       4.86        03/31/08       2,516,681
   4,324     American Cellular Corp............................       5.11        03/31/09       2,877,579
  15,600     Centennial Puerto Rico Operating Corp.............    4.74 - 5.06    05/31/07      10,716,801
   7,568     Centennial Puerto Rico Operating Corp.............    4.76 - 5.07    11/30/07       5,196,764
   2,499     Dobson Operating Co., L.L.C.......................       4.55        12/31/07       2,183,504
   7,517     Dobson Operating Co., L.L.C.......................       4.51        03/31/08       6,595,537
  30,458     Microcell Connexions, Inc.........................    5.05 - 5.31    03/01/06       8,028,476
   9,822     Rural Cellular Corp...............................       5.04        10/03/08       7,890,517
   9,822     Rural Cellular Corp...............................       5.29        04/03/09       7,890,517
                                                                                            --------------
                                                                                                53,896,376
                                                                                            --------------
             CHEMICALS: MAJOR DIVERSIFIED (0.9%)
  13,229     Huntsman Corp.....................................       7.00        12/31/05      11,046,032
   1,000     Huntsman Corp.....................................       6.75        09/30/03         847,500
     771     Huntsman Corp.....................................       6.75        06/30/04         653,608
                                                                                            --------------
                                                                                                12,547,140
                                                                                            --------------
             CHEMICALS: SPECIALTY (2.3%)
   6,965     Huntsman ICI Chemicals LLC........................       5.88        06/30/07       6,960,516
   6,965     Huntsman ICI Chemicals LLC........................       6.13        06/30/08       6,961,909
   9,855     ISP Chemco, Inc...................................    4.81 - 5.13    06/27/08       9,861,949
   7,999     RK Polymers LLC...................................    6.00 - 6.38    03/02/09       8,037,694
                                                                                            --------------
                                                                                                31,822,068
                                                                                            --------------
             COMPUTER COMMUNICATIONS (0.4%)
  15,907     Acterna Corporation...............................    6.02 - 6.05    09/30/07       5,965,106
                                                                                            --------------
             COMPUTER PERIPHERALS (0.6%)
   8,000     Seagate Technology (US) Holdings, Inc.............       3.75        05/13/07       7,988,560
                                                                                            --------------
             COMPUTERS SOFTWARE AND SERVICES (0.4%)
   6,339     DecisionOne Corp..................................    6.31 - 6.36    04/18/05       5,388,289
                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE         VALUE

----------------------------------------------------------------------------------------------------------

             CONSTRUCTION MATERIALS (1.3%)
 $11,476     Dayton Superior Corp..............................   5.13 - 5.25%    06/01/08  $   11,461,437
   8,278     Onex ABCO Limited Partnership.....................    6.25 - 7.25    11/15/05       6,733,206
                                                                                            --------------
                                                                                                18,194,643
                                                                                            --------------
             CONSUMER SUNDRIES (1.6%)
   7,987     Amscan Holdings, Inc..............................    4.44 - 4.47    12/31/04       7,747,288
   5,896     Mary Kay, Inc.....................................    5.80 - 7.75    10/03/07       5,918,321
   3,980     Playtex Products, Inc.............................    4.07 - 4.11    05/31/09       3,986,647
     957     World Kitchen, Inc. (Revolver)....................    5.06 - 6.75    04/09/05         694,363
   5,463     World Kitchen, Inc................................    5.37 - 5.56    10/09/06       3,824,165
                                                                                            --------------
                                                                                                22,170,784
                                                                                            --------------
             CONSUMER/BUSINESS SERVICES (1.6%)
  10,314     Buhrmann US Inc...................................       5.33        10/26/07      10,223,451
   8,901     Prime Succession, Inc.............................    5.75 - 5.95    08/29/03       4,895,699
   7,615     Rose Hills Co.....................................       4.83        12/01/03       7,424,474
                                                                                            --------------
                                                                                                22,543,624
                                                                                            --------------
             CONTAINERS/PACKAGING (4.2%)
   1,723     Graham Packaging Co...............................       4.13        01/31/06       1,713,015
   7,925     Graham Packaging Co...............................    4.31 - 4.63    01/31/07       7,876,209
   4,777     Huntsman Packaging Corp...........................       5.69        05/31/08       4,795,560
   8,865     Impress Metal Packaging Holdings N.V..............       5.17        12/31/06       8,776,350
  14,000     LLS Corp. (d).....................................       7.25        07/31/06       9,123,380
   9,111     Nexpak Corp.......................................    6.72 - 6.97    03/21/04       7,789,889
   4,975     Printpack Holdings Inc............................       4.56        03/31/09       5,009,228
   4,975     Riverwood International Corp......................    4.30 - 4.66    03/31/07       4,973,458
   4,888     Tekni-Plex, Inc...................................       5.38        06/21/08       4,883,443
   2,939     United States Can Co..............................       6.05        01/04/06       2,719,638
                                                                                            --------------
                                                                                                57,660,170
                                                                                            --------------
             DIVERSIFIED - MANUFACTURING (0.8%)
  10,591     Dayco Products, LLC...............................    4.99 - 5.23    05/31/07      10,589,399
                                                                                            --------------
             DRUGSTORE CHAINS (0.6%)
   7,799     Rite Aid Corp.....................................    5.56 - 5.63    06/27/05       7,668,922
                                                                                            --------------
             ELECTRIC UTILITIES (0.7%)
  10,000     Westar Energy Inc.................................       4.82        06/06/05       9,687,500
                                                                                            --------------
             ELECTRONIC COMPONENTS (0.7%)
   4,662     Dynamic Details, Inc..............................       5.82        04/22/05       3,729,202
   6,842     Knowles Electronics, Inc..........................    6.25 - 6.81    06/29/07       6,085,583
                                                                                            --------------
                                                                                                 9,814,785
                                                                                            --------------
             ELECTRONIC PRODUCTION EQUIPMENT (0.3%)
   4,999     Telex Communications, Inc.........................    6.79 - 6.89    11/06/04       4,749,096
                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE         VALUE

----------------------------------------------------------------------------------------------------------

             ENGINEERING & CONSTRUCTION (0.3%)
 $ 3,990     Veridian Corp.....................................       5.31%       06/30/08  $    4,003,732
                                                                                            --------------
             ENVIRONMENTAL SERVICES (1.6%)
  10,429     Allied Waste Industries, Inc......................    4.25 - 4.63    07/30/06      10,070,537
   9,620     Allied Waste Industries, Inc......................    4.81 - 4.88    07/30/07       9,314,788
   3,618     Environmental Systems Products Holdings, Inc......    5.30 - 5.31    12/31/04       2,894,292
                                                                                            --------------
                                                                                                22,279,617
                                                                                            --------------
             FINANCE - COMMERCIAL (0.6%)
  14,526     Outsourcing Solutions Inc.........................       6.36        06/10/06       8,715,518
                                                                                            --------------
             FINANCIAL PUBLISHING/SERVICES (0.4%)
   6,279     Merrill Communications LLC........................    6.50 - 8.25    11/23/07       5,808,458
                                                                                            --------------
             FOOD: SPECIALTY/CANDY (0.4%)
   5,000     Otis Spunkmeyer Inc...............................       6.07        02/21/09       4,937,500
                                                                                            --------------
             FOOD DISTRIBUTORS (0.3%)
   4,489     Fleming Companies Inc.............................       4.06        06/18/08       4,373,748
                                                                                            --------------
             FOOD RETAIL (0.3%)
   3,990     Domino's Inc......................................       4.30        06/30/08       3,999,975
                                                                                            --------------
             FOOD & BEVERAGES (2.9%)
   8,000     Agrilink Foods, Inc...............................    4.77 - 4.82    06/30/08       8,023,760
   5,737     Aurora Foods, Inc.................................    5.51 - 5.56    06/30/05       5,184,479
   4,321     Aurora Foods, Inc. (Revolver).....................    5.55 - 5.57    06/30/05       3,793,917
   8,785     Aurora Foods, Inc.................................    6.01 - 6.05    09/30/06       8,011,791
   6,783     B&G Foods, Inc....................................    5.36 - 5.40    03/31/06       6,783,641
   6,575     Merisant Company..................................       5.05        03/31/07       6,602,428
   1,974     Dean Foods Company................................       4.05        07/15/08       1,975,992
                                                                                            --------------
                                                                                                40,376,008
                                                                                            --------------
             HEALTHCARE (0.2%)
   1,213     Magellan Health Services Inc......................       5.63        02/12/05       1,014,179
   1,213     Magellan Health Services Inc......................       5.88        02/12/06       1,015,998
                                                                                            --------------
                                                                                                 2,030,177
                                                                                            --------------
             HOME BUILDING (1.1%)
   1,949     Atrium Companies, Inc.............................       5.08        06/30/05       1,944,149
   3,009     Atrium Companies, Inc.............................    5.03 - 5.33    06/30/06       3,001,785
   9,700     Therma-Tru Holdings, Inc..........................       5.81        05/09/07       9,724,250
                                                                                            --------------
                                                                                                14,670,184
                                                                                            --------------
             HOSPITAL/NURSING MANAGEMENT (2.6%)
  17,000     Community Health Systems, Inc.....................       4.32        07/16/10      17,045,560
   6,735     Genesis Health Ventures, Inc......................       5.30        10/02/06       6,747,755

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE         VALUE

----------------------------------------------------------------------------------------------------------

 $ 3,999     Interim Healthcare, Inc...........................   5.81 - 7.75%    10/25/06  $    3,339,550
   7,905     Triad Hospitals, Inc..............................       4.82        09/30/08       7,963,897
                                                                                            --------------
                                                                                                35,096,762
                                                                                            --------------
             HOTELS/RESORTS/CRUISELINES (1.3%)
   7,368     Wyndham International, Inc........................       6.56        06/30/04       6,154,278
  14,604     Wyndham International, Inc........................       6.56        06/30/06      12,003,557
                                                                                            --------------
                                                                                                18,157,835
                                                                                            --------------
             HOUSEHOLD/PERSONAL CARE (0.3%)
   4,000     JohnsonDiversey Inc...............................       5.32        11/03/09       4,020,280
                                                                                            --------------
             INDUSTRIAL MACHINERY (3.2%)
   4,646     Flowserve Corp....................................    4.88 - 4.56    06/30/09       4,627,556
   8,167     Formax, Inc.......................................    4.05 - 6.00    06/30/05       7,881,560
  11,071     Formica Corp......................................       6.32        04/30/06      10,148,688
  12,968     Mueller Group, Inc................................    4.51 - 4.57    05/31/08      12,975,545
   2,992     SPX Corp..........................................       4.06        09/30/09       2,989,956
   4,988     SPX Corp..........................................       4.31        03/31/10       4,986,652
                                                                                            --------------
                                                                                                43,609,957
                                                                                            --------------
             INDUSTRIAL SPECIALTIES (2.7%)
  10,733     Advanced Glassfiber Yarns, LLC....................       9.00        09/30/05       7,244,807
  11,297     Jet Plastica Industries, Inc......................    5.38 - 5.88    12/31/03       8,755,405
   2,702     Jet Plastica Industries, Inc. (Revolver)..........       5.88        12/31/03       2,094,595
   9,289     MetoKote Corp.....................................    5.88 - 7.75    11/02/05       9,069,778
   9,955     Panolam Industries International, Inc. and Panolam
              Industries, Ltd..................................    5.56 - 5.63    11/24/06       9,656,442
                                                                                            --------------
                                                                                                36,821,027
                                                                                            --------------
             MEDICAL SPECIALTIES (2.3%)
   6,817     Dade Behring, Inc.................................       7.25        06/30/06       7,225,970
   7,893     Dade Behring, Inc.................................       7.25        06/30/07       8,366,695
   2,930     Dade Behring, Inc. (Revolver).....................       7.25        06/30/05       3,105,716
   9,915     Davita, Inc.......................................    4.78 - 5.16    03/31/09       9,934,241
   9,591     Medical Specialties Group, Inc. (d)...............    9.00 - 9.75    09/30/01       3,356,818
                                                                                            --------------
                                                                                                31,989,440
                                                                                            --------------
             MEDICAL/NURSING SERVICES (0.5%)
   9,295     American HomePatient, Inc.........................       7.50        12/31/02       6,692,179
                                                                                            --------------
             MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
   9,654     Encompass Services Corp...........................    6.07 - 6.11    05/10/07       3,258,056
                                                                                            --------------
             MISCELLANEOUS MANUFACTURING (1.1%)
   9,517     Citation Corp.....................................       5.88        12/01/07       8,422,176

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE         VALUE

----------------------------------------------------------------------------------------------------------

 $ 5,489     Doskocil Manufacturing Co.........................   5.42 - 6.75%    09/30/04  $    4,857,588
   6,757     Insilco Technologies, Inc. (d)....................       8.00        08/25/07       1,621,775
                                                                                            --------------
                                                                                                14,901,539
                                                                                            --------------
             MOVIES/ENTERTAINMENT (0.8%)
   7,000     MGM Studios, Inc..................................       4.80        6/30/08        6,993,840
   4,395     Panavision, Inc...................................    5.82 - 6.15    03/31/05       4,010,438
                                                                                            --------------
                                                                                                11,004,278
                                                                                            --------------
             OFFICE EQUIPMENT/SUPPLIES (0.5%)
   6,599     Global Imaging Systems, Inc.......................    5.06 - 5.07    06/30/06       6,598,709
                                                                                            --------------
             OIL & GAS PIPELINES (0.9%)
   8,910     PMC (Novia Scotia) Co.............................       4.06        05/05/06       8,921,138
   3,960     Plains Marketing, LP..............................       4.31        09/21/07       3,964,950
                                                                                            --------------
                                                                                                12,886,088
                                                                                            --------------
             OIL REFINING/MARKETING (0.6%)
   7,454     Tesoro Petroleum Corp.............................       6.50        12/31/07       6,495,171
                                                                                            --------------
             OILFIELD SERVICES/EQUIPMENT (0.5%)
   7,671     US Synthetic Corp.................................    5.30 - 5.46    05/31/05       7,095,871
                                                                                            --------------
             OTHER CONSUMER SERVICES (0.5%)
   7,644     Volume - Services, Inc............................       5.54        12/03/06       7,596,142
                                                                                            --------------
             OTHER METALS/MINERALS (1.4%)
   9,473     Better Minerals & Aggregates Company..............    5.63 - 7.75    09/30/07       9,307,894
   7,407     CII Carbon, Inc...................................       5.16        06/25/08       5,925,146
   3,948     IMC Global, Inc...................................    5.56 - 5.63    11/17/06       3,975,268
                                                                                            --------------
                                                                                                19,208,308
                                                                                            --------------
             PHARMACEUTICALS: OTHER (1.0%)
   4,135     Alpharma, Inc.....................................    5.00 - 5.37    10/05/08       3,705,717
   9,850     MCC Merger Sub Corp...............................       6.02        09/30/08       9,905,356
                                                                                            --------------
                                                                                                13,611,073
                                                                                            --------------
             PRINTING/PUBLISHING (2.0%)
  10,173     The Sheridan Group, Inc...........................       4.85        01/30/05       9,696,918
   3,945     Transwestern Publishing Co. Ltd...................    4.82 - 5.16    06/27/08       3,951,192
  14,244     Vertis, Inc.......................................    6.13 - 6.38    12/07/08      13,941,103
                                                                                            --------------
                                                                                                27,589,213
                                                                                            --------------
             PUBLISHING: BOOKS/MAGAZINES (3.3%)
  10,697     Advanstar Communications, Inc.....................       5.82        04/11/07       9,908,229
   9,814     American Media Operations, Inc....................    4.57 - 4.88    04/01/07       9,890,821
   5,000     F&W Publications Inc..............................       5.58        12/31/09       4,925,000
   7,425     Primedia Inc......................................       4.63        06/30/09       6,008,087

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE         VALUE

----------------------------------------------------------------------------------------------------------

 $ 9,975     Readers Digest Association Inc....................   4.00 - 4.38%    05/20/08  $    9,771,311
   5,283     Ziff Davis Media, Inc.............................    6.51 - 6.58    03/31/07       4,319,017
                                                                                            --------------
                                                                                                44,822,465
                                                                                            --------------
             PUBLISHING: NEWSPAPERS (1.2%)
  17,200     CanWest Media, Inc................................    5.31 - 5.56    05/15/09      17,284,624
                                                                                            --------------
             PULP & PAPER (0.7%)
   7,253     Alabama Pine Pulp Co., Inc........................       5.81        06/30/03       3,626,482
   4,034     Alabama Pine Pulp Co., Inc........................       5.81        06/30/05         221,861
   6,088     Alabama Pine Pulp Co., Inc. (e)...................       10.75       12/31/08         334,854
   6,310     Alabama River Newsprint Co. (Participation:
              Toronto Dominion Bank) (c).......................    3.81 - 3.94    12/31/02       5,994,794
                                                                                            --------------
                                                                                                10,177,991
                                                                                            --------------
             REAL ESTATE-INDUSTRIAL/OFFICE (0.5%)
   6,965     Corrections Corp. of America......................    5.26 - 5.32    03/31/08       6,975,448
                                                                                            --------------
             RECREATIONAL PRODUCTS/TOYS (0.4%)
     350     Spalding Holdings Corp............................       5.75        09/30/03         173,412
   5,253     Spalding Holdings Corp. (Revolver)................    5.75 - 6.75    09/30/03       2,600,203
   1,827     Spalding Holdings Corp............................       6.25        09/30/04         904,239
   1,827     Spalding Holdings Corp............................       6.75        09/30/05         904,239
   1,052     Spalding Holdings Corp............................       7.25        03/30/06         520,598
                                                                                            --------------
                                                                                                 5,102,691
                                                                                            --------------
             SEMICONDUCTORS (1.5%)
   4,422     AMI Semiconductor, Inc............................    5.56 - 5.57    12/21/06       4,397,484
   6,678     Semiconductor Components Industries, LLC..........       5.81        08/04/07       5,920,090
  15,843     Viasystems, Inc...................................       5.82        03/31/07      10,561,746
                                                                                            --------------
                                                                                                20,879,320
                                                                                            --------------
             SERVICES TO THE HEALTH INDUSTRY (1.4%)
  15,772     Alliance Imaging, Inc.............................    4.19 - 4.38    11/02/08      15,811,270
   2,970     Insight Health Services Acquistion................       5.30        10/17/08       2,981,137
                                                                                            --------------
                                                                                                18,792,407
                                                                                            --------------
             SPECIALTY INSURANCE (0.3%)
   2,350     BRW Acquisition, Inc..............................    3.80 - 3.83    07/10/06       2,009,250
   2,350     BRW Acquisition, Inc..............................    4.05 - 4.08    07/10/07       2,009,250
                                                                                            --------------
                                                                                                 4,018,500
                                                                                            --------------
             SPECIALTY STORES (2.2%)
   4,800     Caribbean Petroleum, LP (d).......................       7.21        09/30/05       3,480,000
   1,995     Home Interiors & Gifts, Inc.......................       6.30        12/31/06       1,950,404
   4,136     Petro Stopping Centers, L.P.......................       5.56        07/23/06       4,115,191
   1,679     The Pantry, Inc...................................       5.31        01/31/04       1,646,528

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE         VALUE

----------------------------------------------------------------------------------------------------------

 $13,603     The Pantry, Inc...................................   5.81 - 6.06%    01/31/06  $   13,416,311
   5,434     TravelCenters of America, Inc.....................    5.07 - 7.00    11/14/08       5,462,685
                                                                                            --------------
                                                                                                30,071,119
                                                                                            --------------
             STEEL (1.2%)
  11,993     ISPAT Inland, L.P.................................       5.56        07/16/05       8,425,033
  11,993     ISPAT Inland, L.P.................................       5.56        07/16/06       8,425,033
                                                                                            --------------
                                                                                                16,850,066
                                                                                            --------------
             TELECOMMUNICATION EQUIPMENT (2.9%)
   5,500     American Tower, L.P., American Towers, Inc. and
              ATC Teleports, Inc...............................       4.86        12/31/07       4,661,250
   2,957     Channel Master, Inc...............................    8.34 - 8.50    10/10/05       2,818,039
   7,000     Crown Castle Operating Co.........................       4.67        03/15/08       6,431,250
  20,048     Pinnacle Towers, Inc..............................       5.82        06/30/07      17,692,733
   5,000     Spectrasite Communications Inc....................    6.31 - 6.34    12/31/07       4,210,200
  11,159     Superior Telecom, Inc.............................       7.38        11/27/05       3,942,752
                                                                                            --------------
                                                                                                39,756,224
                                                                                            --------------
             TELECOMMUNICATIONS (4.8%)
   5,500     360network Holdings (USA) Inc. (d)................       8.25        12/31/07       1,193,500
  10,421     Alaska Communications Systems Holdings, Inc.......       4.88        11/14/07       9,743,684
   9,379     Alaska Communications Systems Holdings, Inc.......       5.13        05/14/08       8,769,316
   1,993     Davel Financing Co., LLC (b) (e)..................       10.00       12/31/05         510,761
   7,299     Fairpoint Communications, Inc.....................    5.56 - 5.63    03/31/06       6,824,620
  14,473     Fairpoint Communications, Inc.....................    5.88 - 6.19    03/31/07      13,531,956
   4,955     Global Crossing Holdings, Ltd. (d)................       6.91        06/30/06         767,368
  24,809     KMC Telecom, Inc..................................       7.06        04/01/07      14,265,396
  12,800     McleodUSA Inc.....................................       6.09        05/30/08       5,395,200
   4,872     Telecommunications Services Inc...................    6.24 - 6.28    12/31/06       4,583,873
                                                                                            --------------
                                                                                                65,585,674
                                                                                            --------------
             TEXTILES (0.5%)
   3,884     Polymer Group, Inc................................       9.25        12/20/05       3,596,198
   3,940     Polymer Group, Inc................................       9.50        12/30/06       3,644,500
                                                                                            --------------
                                                                                                 7,240,698
                                                                                            --------------
             TRANSPORTATION (1.5%)
   9,100     Allied Worldwide Inc..............................       5.82        11/18/07       9,046,598
   4,843     Quality Distribution, Inc.........................    5.56 - 5.61    08/28/05       4,262,121
   4,151     Quality Distribution, Inc.........................    5.81 - 5.86    02/28/06       3,653,247
   3,000     Rail America Inc..................................       4.63        05/23/09       3,004,860
                                                                                            --------------
                                                                                                19,966,826
                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE         VALUE

----------------------------------------------------------------------------------------------------------

             UTILITIES (0.7%)
 $ 4,988     Michigan Transmission Electric Co., Inc...........   4.30 - 4.41%    05/01/07  $    5,004,657
   4,470     Pike Electric, Inc................................       5.31        04/18/10       4,503,179
                                                                                            --------------
                                                                                                 9,507,836
                                                                                            --------------
             WIRELESS TELECOMMUNICATIONS (4.5%)
   5,000     Cricket Communications Inc. (d)...................       6.38        06/30/07         968,750
  16,250     Nextel Finance Co.................................       5.19        06/30/08      14,007,988
  16,250     Nextel Finance Co.................................       5.44        12/31/08      14,007,988
  20,000     Nextel Partners Operating Corp....................       6.51        01/29/08      17,150,000
  10,000     Nextel Partners Operating Corp....................       6.03        07/29/08       8,633,300
  12,500     Western Wireless Corp.............................    4.56 - 4.57    09/30/08       7,864,625
                                                                                            --------------
                                                                                                62,632,651
                                                                                            --------------
             Total Senior Collateralized Term Loans
              (COST $1,561,037,289).......................................................   1,313,473,651
                                                                                            --------------
             Senior Notes (0.7%)
             CABLE/SATELLITE TV (0.1%)
   9,563     SuperCanal Holdings S.A. (Argentina) (d)..........       11.25       10/12/02       1,673,607
                                                                                            --------------
             CASINO/GAMING (0.4%)
   5,397     Harrah's Jazz Co..................................       4.61        04/30/05       5,400,556
                                                                                            --------------
             HOSPITAL/NURSING MANAGEMENT (0.2%)
   2,649     Genesis Health Ventures, Inc......................       6.86        10/02/07       2,660,114
                                                                                            --------------
             Total Senior Notes
              (COST $17,308,244)..........................................................       9,734,277
                                                                                            --------------
             Corporate Bonds (0.0%)
             TELECOMMUNICATIONS
   2,097     KMC Telecom, Inc..................................       12.50       02/15/08          20,970
     548     KMC Telecom, Inc..................................       13.50       05/15/09           5,480
                                                                                            --------------
             Total Corporate Bonds
              (COST $101,061).............................................................          26,450
                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

NUMBER OF
 SHARES                                                              VALUE

-------------------------------------------------------------------------------

             Common Stocks (f) (1.2%)
             APPAREL/FOOTWEAR (0.1%)
  61,460     London Fog Industries, Inc. (Restricted) (b)......  $      998,725
                                                                 --------------
             AUTOMOTIVE AFTERMARKET (0.0%)
 100,632     Safelite Glass Corp. (b)..........................          58,635
   6,793     Safelite Realty Corp. (b).........................           3,958
                                                                 --------------
                                                                         62,593
                                                                 --------------
             COMPUTER SOFTWARE & SERVICES (0.1%)
 182,055     DecisionOne Corp. (b).............................       1,381,097
   4,375     DecisionOne Corp. (b).............................          33,189
                                                                 --------------
                                                                      1,414,286
                                                                 --------------
             ENGINEERING & CONSTRUCTION (0.5%)
 521,400     Washington Group, Inc.............................       6,898,122
                                                                 --------------
             ENVIRONMENTAL SERVICES (0.0%)
  19,445     Environmental Systems Products Holdings, Inc.
              (b)..............................................               2
                                                                 --------------
             FOREST PRODUCTS (0.1%)
 295,289     Tembec Inc........................................       1,814,615
                                                                 --------------
             HOSPITAL/NURSING MANAGEMENT (0.4%)
 335,539     Genesis Health Ventures, Inc......................       5,519,617
                                                                 --------------
             MANAGED HEALTH CARE (0.0%)
 517,459     Interim Healthcare, Inc. (b)......................               0
                                                                 --------------
             TELECOMMUNICATIONS (0.0%)
      31     DF Merger Corp. (b)...............................               0
      93     Teligent Inc. (b).................................               0
                                                                 --------------
                                                                              0
                                                                 --------------
             Total Common Stocks
              (COST $23,695,292)...............................      16,707,960
                                                                 --------------
             Non-Convertible Preferred Stocks (0.1%)
             ENVIRONMENTAL SERVICES (0.1%)
   3,415     Environmental Systems Products Holdings, Inc.
              (e)..............................................         461,106
                                                                 --------------
             HOSPITAL/NURSING MANAGEMENT (0.0%)
   3,889     Genesis Health Ventures, Inc. (b) (f).............         450,230
                                                                 --------------
             Total Non-Convertible Preferred Stocks
              (COST $389,542)..................................         911,336
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002 CONTINUED

NUMBER OF                                                             EXPIRATION
WARRANTS                                                                 DATE            VALUE

---------------------------------------------------------------------------------------------------

             Warrants (b)(f) (0.0%)
             AUTOMOTIVE AFTERMARKET (0.0%)
  24,761     Exide Corp. ......................................        03/18/06      $       55,712
                                                                                     --------------
             TELECOMMUNICATIONS (0.0%)
   5,948     KMC Telecom Inc. .................................        04/15/08                  60
                                                                                     --------------
             Total Warrants
              (COST $55,772).......................................................          55,772
                                                                                     --------------

PRINCIPAL
AMOUNT IN                                                            COUPON      MATURITY
THOUSANDS                                                             RATE         DATE
---------                                                            ------      --------

             Short-Term Investments (2.0%)
             Commercial Paper (g)(h) (0.6%)
             FINANCIAL CONGLOMERATES
 $ 8,000     General Electric Capital Corp.
              (COST $7,999,609)................................      1.76%       10/02/02      7,999,609
                                                                                           -------------
             Repurchase Agreement (1.4%)
  19,324     The Bank of New York (dated 09/30/02; proceeds
              $19,324,845) (i)
              (COST $19,323,973)...............................      1.625       10/01/02     19,323,973
                                                                                           -------------
             Total Short-Term Investments
              (COST $27,323,582).........................................................     27,323,582
                                                                                           -------------

           Total Investments
            (COST $1,629,910,782) (j)........................       99.3%      1,368,233,028
           Other Assets in Excess of Liabilities.............        0.7          10,256,613
                                                                   -----      --------------
           Net Assets........................................      100.0%     $1,378,489,641
                                                                   =====      ==============

---------------------

 (a) FLOATING RATE SECURITIES. INTEREST RATES SHOWN ARE THOSE IN EFFECT AT SEPTEMBER 30, 2002.
 (b)  VALUED USING FAIR VALUE PROCEDURES - TOTAL AGGREGATE VALUE IS
      $3,492,369.
 (c) PARTICIPATION INTERESTS WERE ACQUIRED THROUGH THE FINANCIAL INSTITUTIONS INDICATED PARENTHETICALLY.
 (d)  NON-INCOME PRODUCING SECURITY; LOAN IN DEFAULT.
 (e)  PAYMENT-IN-KIND SECURITY.
 (f)  NON-INCOME PRODUCING SECURITIES.
 (g) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (h) A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH UNFUNDED LOAN COMMITMENTS.
 (i) COLLATERALIZED BY $17,750,394 FEDERAL HOME LOAN BANK 5.625% DUE 11/15/11 VALUED AT $19,711,258.
 (j) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,633,067 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $268,310,821, RESULTING IN NET UNREALIZED DEPRECIATION OF $261,677,754.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
SEPTEMBER 30, 2002

Assets:
Investments in securities, at value (cost
 $1,629,910,782)..................................  $ 1,368,233,028
Cash..............................................        6,583,213
Receivable for:
  Interest........................................        8,441,626
  Investments sold................................        5,942,600
  Shares of beneficial interest sold..............          191,986
Prepaid expenses and other assets.................          657,900
                                                    ---------------
    Total Assets..................................    1,390,050,353
                                                    ---------------
Liabilities:
Payable for:
  Investment purchased............................        4,450,000
  Investment advisory fee.........................        1,146,908
  Dividends to shareholders.......................          687,614
  Administration fee..............................          331,698
Accrued expenses and other payables...............          617,522
Deferred loan fees................................        4,326,970
Commitments and contingencies (Notes 6 & 8).......        --
                                                    ---------------
    Total Liabilities.............................       11,560,712
                                                    ---------------
    Net Assets....................................  $ 1,378,489,641
                                                    ===============
Composition of Net Assets:
Paid-in-capital...................................  $ 1,894,698,153
Net unrealized depreciation.......................     (261,677,754)
Accumulated undistributed net investment income...       13,106,022
Accumulated net realized loss.....................     (267,636,780)
                                                    ---------------
    Net Assets....................................  $ 1,378,489,641
                                                    ===============
    Net Asset Value Per Share,
        172,189,710 shares outstanding (unlimited
       shares authorized of $.01 par value).......  $          8.01
                                                    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2002

Net Investment Income:
Income
Interest..........................................  $   117,941,162
Amendment and other loan fees.....................        3,455,583
                                                    ---------------
    Total Income..................................      121,396,745
                                                    ---------------
Expenses
Investment advisory fee...........................       16,190,833
Administration fee................................        4,717,155
Transfer agent fees and expenses..................        1,045,754
Professional fees.................................          814,738
Registration fees.................................          417,561
Shareholder reports and notices...................          360,886
Custodian fees....................................           86,350
Trustees' fees and expenses.......................           18,057
Other.............................................          649,005
                                                    ---------------
    Total Expenses................................       24,300,339

Less: expense offset..............................          (86,350)
                                                    ---------------

    Net Expenses..................................       24,213,989
                                                    ---------------

    Net Investment Income.........................       97,182,756
                                                    ---------------

Net Realized and Unrealized Gain (Loss):
Net realized loss.................................     (197,519,545)
Net change in unrealized depreciation.............       65,497,713
                                                    ---------------

    Net Loss......................................     (132,021,832)
                                                    ---------------

Net Decrease......................................  $   (34,839,076)
                                                    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                             FOR THE YEAR        FOR THE YEAR
                                                ENDED               ENDED
                                          SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                          ------------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................    $   97,182,756      $  204,256,593
Net realized loss.......................      (197,519,545)        (56,444,249)
Net change in unrealized depreciation...        65,497,713        (269,173,695)
                                            --------------      --------------

    Net Decrease........................       (34,839,076)       (121,361,351)

Dividends to shareholders from net
 investment income......................       (95,552,229)       (201,153,884)

Net decrease from transactions in shares
 of beneficial interest.................      (686,406,406)       (366,527,027)
                                            --------------      --------------

    Net Decrease........................      (816,797,711)       (689,042,262)

Net Assets:
Beginning of period.....................     2,195,287,352       2,884,329,614
                                            --------------      --------------

End of Period (Including accumulated
 undistributed net investment income of
 $13,106,022 and $5,880,582,
 respectively)..........................    $1,378,489,641      $2,195,287,352
                                            ==============      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Cash Flows
FOR THE YEAR ENDED SEPTEMBER 30, 2002

Increase (Decrease) in Cash:
Cash Flows Provided by Operating Activities:
Net decrease in net assets from operations........  $  (34,839,076)
Adjustments to reconcile net decrease in net
 assets from operations to net cash provided by
 operating activities:
  Purchases of investments........................    (473,636,997)
  Principal repayments/sales of investments.......   1,068,819,516
  Net sales/maturities of short-term
   investments....................................      88,328,859
  Decrease in receivables and other assets related
   to operations..................................         804,720
  Increase in payables related to operations......       3,937,068
  Net loan fees received..........................       3,364,545
  Amortization of loan fees.......................      (3,455,583)
  Accretion of discounts..........................      (4,147,849)
  Net realized loss on investments................     197,519,545
  Net unrealized depreciation on investments......     (65,497,713)
                                                    --------------

    Net Cash Provided By Operating Activites......     781,197,035
                                                    --------------

Cash Flows Used for Financing Activities:
Shares of beneficial interest sold................      25,204,444
Shares tendered...................................    (750,673,266)
Dividends from net investment income (net of
 reinvested dividends of $39,167,829).............     (56,620,250)
                                                    --------------

    Net Cash Used for Financing Activities........    (782,089,072)
                                                    --------------

Net Decrease in Cash..............................        (892,037)
                                                    --------------

Cash Balance at Beginning of Year.................       7,475,250
                                                    --------------

Cash Balance at End of Year.......................  $    6,583,213
                                                    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002

1. Organization And Accounting Policies
Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are value based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (4) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price;
(5) all other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are amortized over the expected term of the loan.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Senior Loans -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), the Trust pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding
$1.5 billion; 0.825% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.775% to the portion of daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2002 aggregated $473,635,929 and $1,063,598,018, respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Advisor and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Advisor and the Distributor, the Investment Advisor compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Advisor will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2002, the Investment Advisor has informed the Trust that it received $6,320,000 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Advisor, Administrator and Distributor, is the Trust's transfer agent. At September 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $40,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,891. At September 30, 2002, the Trust had an accrued pension liability of $56,882 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Federal Income Tax Status
At September 30, 2002, the Trust had a net capital loss carryover of approximately $73,006,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

  AMOUNT IN THOUSANDS
-----------------------
 2007    2009    2010
------  ------  -------
$7,661  $5,233  $60,112
======  ======  =======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $193,600,000 during fiscal 2002.

As of September 30, 2002, the Trust had temporary book/tax differences primarily attributable to post-October losses, tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and interest on loans in default and permanent book/tax differences attributable to a nondeductible expense. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated undistributed net investment income was credited $420,539.

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                             SHARES          AMOUNT
                                          -------------  --------------
Balance, September 30, 2000.............    296,722,545  $2,948,052,125
Shares sold.............................     28,998,963     273,888,233
Shares issued to shareholders for
 reinvestment of dividends..............      9,242,666      85,338,367
Shares tendered (four quarterly tender
 offers)................................    (80,321,553)   (725,753,627)
                                          -------------  --------------
Balance, September 30, 2001.............    254,642,621   2,581,525,098
Shares sold.............................      2,979,915      25,099,031
Shares issued to shareholders for
 reinvestment of dividends..............      4,665,583      39,167,829
Shares tendered (four quarterly tender
 offers)................................    (90,098,409)   (750,673,266)
                                          -------------  --------------
Balance, September 30, 2002.............    172,189,710  $1,895,118,692
                                          =============  ==============

On October 31, 2002, the Trustees approved a tender offer to purchase up to 50 million shares of beneficial interest to commence on November 20, 2002.

6. Commitments and Contingencies
As of September 30, 2002, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                     UNFUNDED
BORROWER                                            COMMITMENT
--------                                            ----------
Arena Brands, Inc.................................  $  745,290
Aurora Foods, Inc.................................     720,182
Dade Behring, Inc.................................      70,079
GSB Guarantor Corp................................   1,600,000
Spalding Holdings Corp............................     629,418
World Kitchen Consumer Products, Inc..............      42,258
                                                    ----------
                                                    $3,807,227
                                                    ==========

The total value of the security segregated for unfunded loan commitments was $7,999,609.

7. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

Morgan Stanley Prime Income Trust
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

8. Change in Accounting Policy
Effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $5,174,374 increase in the cost of securities and a corresponding increase in undistributed net investment income based on securities held as of September 30, 2001.

The effect of this change for the year ended September 30, 2002 was to increase net investment income and increase unrealized depreciation by $2,554,791. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

9. Litigation
On November 14, 2001, an alleged class action lawsuit was filed on behalf of certain investors in Morgan Stanley Prime Income Trust alleging that, during the period from November 1, 1998 through April 26, 2001, the Trust, its investment advisor and a related entity, its administrator, certain of its officers, and certain of its Trustees violated certain provisions of the Securities Act of 1933 and common law by allegedly misstating the Trust's net asset value in its prospectus, registration statement and financial reports. On November 8, 2002, the court denied defendants' motion to dismiss the complaint. Each of the defendants believes the lawsuit to be without merit and intends to vigorously contest the action.

Morgan Stanley Prime Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                 FOR THE YEAR ENDED SEPTEMBER 30,
                                     -----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997         1996
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
Selected Per Share Data:
Net asset value, beginning of
 period............................    $ 8.62       $ 9.72       $ 9.87       $ 9.91       $ 9.95       $ 9.94       $ 9.99
                                       ------       ------       ------       ------       ------       ------       ------
Income (loss) from investment
 operations:
  Net investment income............      0.45 (1)     0.69         0.82         0.70         0.71         0.75         0.74
  Net realized and unrealized gain
   (loss)..........................     (0.64)(1)    (1.11)       (0.16)       (0.05)       (0.03)       --           (0.04)
                                       ------       ------       ------       ------       ------       ------       ------
Total income (loss) from investment
 operations........................     (0.19)       (0.42)        0.66         0.65         0.68         0.75         0.70
                                       ------       ------       ------       ------       ------       ------       ------
Less dividends and distributions
 from:
  Net investment income............     (0.42)       (0.68)       (0.81)       (0.69)       (0.72)       (0.74)       (0.75)
  Net realized gain................     --           --           --           --           --           --           --
                                       ------       ------       ------       ------       ------       ------       ------
Total dividends and
 distributions.....................     (0.42)       (0.68)       (0.81)       (0.69)       (0.72)       (0.74)       (0.75)
                                       ------       ------       ------       ------       ------       ------       ------

Net asset value, end of period.....    $ 8.01       $ 8.62       $ 9.72       $ 9.87       $ 9.91       $ 9.95       $ 9.94
                                       ======       ======       ======       ======       ======       ======       ======
Total Return+......................     (2.30)%      (4.54)%       6.87%        6.72%        7.14%        7.78%        7.25%
Ratios to Average Net Assets:
Expenses...........................      1.29%        1.20%        1.21%        1.22%        1.29%        1.40%        1.46%
Net investment income..............      5.15 %(1)     7.53%       8.26%        7.02%        7.17%        7.53%        7.50%
Supplemental Data:
Net assets, end of period, in
 millions..........................    $1,378       $2,195       $2,884       $2,514       $1,997       $1,345         $939
Portfolio turnover rate............        27%          29%          45%          44%          68%          86%          72%

                                       FOR THE YEAR ENDED SEPTEMBER 30,
                                     -------------------------------------
                                        1995         1994         1993
                                     -----------  -----------  -----------
Selected Per Share Data:
Net asset value, beginning of
 period............................    $10.00       $ 9.91       $ 9.99
                                       ------       ------       ------
Income (loss) from investment
 operations:
  Net investment income............      0.82         0.62         0.55
  Net realized and unrealized gain
   (loss)..........................      0.01         0.09        (0.08)
                                       ------       ------       ------
Total income (loss) from investment
 operations........................      0.83         0.71         0.47
                                       ------       ------       ------
Less dividends and distributions
 from:
  Net investment income............     (0.81)       (0.62)       (0.55)
  Net realized gain................     (0.03)       --           --
                                       ------       ------       ------
Total dividends and
 distributions.....................     (0.84)       (0.62)       (0.55)
                                       ------       ------       ------
Net asset value, end of period.....    $ 9.99       $10.00       $ 9.91
                                       ======       ======       ======
Total Return+......................      8.57%        7.32%        4.85%
Ratios to Average Net Assets:
Expenses...........................      1.52%        1.60%        1.45%
Net investment income..............      8.11%        6.14%        5.53%
Supplemental Data:
Net assets, end of period, in
 millions..........................      $521         $305         $311
Portfolio turnover rate............       102%         147%          92%

------------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.
 (1) EFFECTIVE OCTOBER 1, 2001, THE TRUST HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $0.03, DECREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.03 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.13%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Prime Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Prime Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and selling or agent banks; where replies were not received from the custodian and selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
NOVEMBER 13, 2002

Morgan Stanley Prime Income Trust
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                            Number of
                                                                                                            Portfolios
                                             Term of                                                         in Fund
                           Position(s)     Office and                                                        Complex
Name, Age and Address of    Held with       Length of                                                        Overseen
   Independent Trustee     Registrant     Time Served*    Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (61)         Trustee       Since April      Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 1994             Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly Vice Chairman of Kmart Corporation
Counsel to the                                            (December 1998-October 2000), Chairman and
Independent Trustees                                      Chief Executive Officer of Levitz Furniture
1675 Broadway                                             Corporation (November 1995-November 1998)
New York, NY                                              and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (69)         Trustee       Since January    Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                  1993             Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)       Trustee       Since September  Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 1997             Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly associated with the Allstate
Counsel to the                                            Companies (1966-1994), most recently as
Independent Trustees                                      Chairman of The Allstate Corporation (March
1675 Broadway                                             1993-December 1994) and Chairman and Chief
New York, NY                                              Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Michael Bozic (61)         Director of Weirton Steel
c/o Mayer, Brown, Rowe &   Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (69)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial
201 S. Main Street         loan corporation), United Space
Salt Lake City, UT         Alliance (joint venture between
                           Lockheed Martin and the Boeing
                           Company) and Nuskin Asia Pacific
                           (multilevel marketing); member of
                           the board of various civic and
                           charitable organizations.
Wayne E. Hedien (68)       Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &   (private mortgage insurance);
Maw                        Trustee and Vice Chairman of The
Counsel to the             Field Museum of Natural History;
Independent Trustees       director of various other business
1675 Broadway              and charitable organizations.
New York, NY

Morgan Stanley Prime Income Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                           Number of
                                                                                                           Portfolios
                                            Term of                                                         in Fund
                           Position(s)     Office and                                                       Complex
Name, Age and Address of    Held with      Length of                                                        Overseen
   Independent Trustee     Registrant     Time Served*   Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Since July      Chairman of the Audit Committee and                       129
(53)                                     1991            Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and the TCW/DW Term Trusts; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (66)     Trustee       Since July      Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                1991            Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and the TCW/DW Term Trusts;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (66)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY

Morgan Stanley Prime Income Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:

                                                      Term of
                                Position(s)         Office and
Name, Age and Address of         Held with           Length of
   Interested Trustee           Registrant         Time Served*    Principal Occupation(s) During Past 5 Years
-------------------------   -------------------   ---------------  -------------------------------------------
Charles A. Fiumefreddo      Chairman and          Since July 1991  Chairman and Director or Trustee of the
(69)                        Trustee                                Morgan Stanley Funds and the TCW/DW Term
c/o Morgan Stanley Trust                                           Trusts; formerly Chairman, Chief Executive
Harborside Financial                                               Officer and Director of the Investment
Center,                                                            Manager, the Distributor and Morgan Stanley
Plaza Two,                                                         Services, Executive Vice President and
Jersey City, NJ                                                    Director of Morgan Stanley DW, Chairman and
                                                                   Director of the Transfer Agent, and
                                                                   Director and/or officer of various Morgan
                                                                   Stanley subsidiaries (until June 1998) and
                                                                   Chief Executive Officer of the Morgan
                                                                   Stanley Funds and the TCW/DW Term Trusts
                                                                   (until September 2002).
James F. Higgins (54)       Trustee               Since June 2000  Senior Advisor of Morgan Stanley (since
c/o Morgan Stanley Trust                                           August 2000); Director of the Distributor
Harborside Financial                                               and Dean Witter Realty Inc.; Director or
Center,                                                            Trustee of the Morgan Stanley Funds and the
Plaza Two,                                                         TCW/DW Term Trusts (since June 2000);
Jersey City, NJ                                                    previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-
                                                                   August 2000), President and Chief Operating
                                                                   Officer of Individual Securities of Morgan
                                                                   Stanley (February 1997-
                                                                   May 1999).
Philip J. Purcell (59)      Trustee               Since April      Director or Trustee of the Morgan Stanley
1585 Broadway                                     1994             Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries.

                                Number of
                                Portfolios
                                 in Fund
                                 Complex
Name, Age and Address of         Overseen
   Interested Trustee          by Trustee**      Other Directorships Held by Trustee
-------------------------  --------------------  -----------------------------------
Charles A. Fiumefreddo                  129      None
(69)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)                   129      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (59)                  129      Director of American Airlines, Inc.
1585 Broadway                                    and its parent company, AMR
New York, NY                                     Corporation.

----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Prime Income Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:

                                                                                        Term of
                                                 Position(s)                          Office and
     Name, Age and Address of                     Held with                            Length of
         Executive Officer                       Registrant                          Time Served*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (49)               President and Chief Executive        President since May 1999 and Chief
1221 Avenue of the Americas          Officer                              Executive Officer since September
New York, NY                                                              2002
Barry Fink (47)                      Vice President, Secretary and        Since February 1997
1221 Avenue of the Americas          General Counsel
New York, NY
Thomas F. Caloia (56)                Treasurer                            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ
Ronald E. Robison (63)               Vice President                       Since October 1998
1221 Avenue of the Americas
New York, NY
Joseph J. McAlinden (59)             Vice President                       Since July 1995
1221 Avenue of the Americas
New York, NY
Francis Smith (37)                   Vice President and Chief Financial   Since September 2002
c/o Morgan Stanley Trust             Officer
Harborside Financial Center
Plaza Two,
Jersey City, NJ


     Name, Age and Address of
         Executive Officer           Principal Occupation(s) During Past 5 Years
-----------------------------------  -------------------------------------------
Mitchell M. Merin (49)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman
                                     (since June 1998) and Director (since
                                     January 1998) of the Transfer Agent;
                                     Director of various Morgan Stanley
                                     subsidiaries; President and Chief Executive
                                     Officer (since September 2002) of the
                                     Morgan Stanley Funds and TCW/DW Term
                                     Trusts; Trustee of various Van Kampen
                                     investment companies (since December 1999);
                                     previously Chief Strategic Officer of the
                                     Investment Manager and Morgan Stanley
                                     Services and Executive Vice President of
                                     the Distributor (April 1997-June 1998),
                                     Vice President of the Morgan Stanley Funds
                                     (May 1997-April 1999), and Executive Vice
                                     President of Morgan Stanley.
Barry Fink (47)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Secretary and General Counsel (since
                                     February 1997) and Director (since July
                                     1998) of the Investment Manager and Morgan
                                     Stanley Services; Assistant Secretary of
                                     Morgan Stanley DW; Vice President,
                                     Secretary and General Counsel of the Morgan
                                     Stanley Funds and TCW/DW Term Trusts (since
                                     February 1997); Vice President and
                                     Secretary of the Distributor; previously,
                                     Senior Vice President, Assistant Secretary
                                     and Assistant General Counsel of the
                                     Investment Manager and Morgan Stanley
                                     Services.
Thomas F. Caloia (56)                First Vice President and Assistant
c/o Morgan Stanley Trust             Treasurer of the Investment Manager, the
Harborside Financial Center,         Distributor and Morgan Stanley Services;
Plaza Two                            Treasurer of the Morgan Stanley Funds.
Jersey City, NJ
Ronald E. Robison (63)               Managing Director, Chief Administrative
1221 Avenue of the Americas          Officer and Director (since February 1999)
New York, NY                         of the Investment Manager and Morgan
                                     Stanley Services and Chief Executive
                                     Officer and Director of the Transfer Agent;
                                     previously Managing Director of the TCW
                                     Group Inc.
Joseph J. McAlinden (59)             Managing Director and Chief Investment
1221 Avenue of the Americas          Officer of the Investment Manager, Morgan
New York, NY                         Stanley Investment Management Inc. and
                                     Morgan Stanley Investments LP; Director of
                                     the Transfer Agent, Chief Investment
                                     Officer of the Van Kampen Funds.
Francis Smith (37)                   Vice President and Chief Financial Officer
c/o Morgan Stanley Trust             of the Morgan Stanley Funds and the TCW/DW
Harborside Financial Center          Term Trusts (since September 2002);
Plaza Two,                           Executive Director of the Investment
Jersey City, NJ                      Manager and Morgan Stanley Services (since
                                     December 2001); Formerly, Vice President of
                                     the Investment Manager and Morgan Stanley
                                     Services (August 2000-November 2001);
                                     Senior Manager at
                                     PricewaterhouseCoopers LLP (January
                                     1998-August 2000) and Associate-Fund
                                     Administration at BlackRock Financial
                                     Management (July 1996-December 1997).

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS
Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

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38567RPT-8879J02-AP-10/02

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MORGAN STANLEY
PRIME INCOME TRUST


ANNUAL REPORT
SEPTEMBER 30, 2002